Exhibit 10.12
Prepared by and return to:
Marten A. “Mat” Trotzig, Atty, at Law, ISBA #8308, PO Box 336, LeMars, IA 51031, PH. No. 712-546-8873
AMENDMENT TO OPTION AGREEMENT
FOR PURCHASE OF REAL ESTATE
     This Agreement is entered into between Northwest Iowa Renewable Energy, L.L.C. (“Optionee”) and Higman Sand and Gravel, Inc. (“Option-giver”) as it pertains to a certain Option Agreement for Purchase of Real Estate dated July 21, 2006 and filed July 26, 2006 at Book 2006 Page 3456. The parties specifically agree to amend this Option Agreement as follows:
1.	Optionees hereby exercise their option to extend the option for an additional year that shall run from July 1, 2007 to June 30, 2008. Optionees have paid an additional $1,000.00 for this additional option term.

2.	The parties further agree that Optionee may further extend this option for an additional year by giving thirty (30) days written notice prior to the termination of this second option term by paying an additional $1,000.00. In the event the option is further extended, this will extend the option to June 30, 2009.

3.	All of the remaining terms and conditions of the original Option Agreement for Purchase of Real Estate as referred to above shall remain the same.
Dated this 15th day of June, 2007.

NORTHWEST IOWA RENEWABLE		HIGMAN SAND AND GRAVEL, INC.
ENERGY, L.L.C.

By:	/s/ John E. Lucken	By:	/s/ Justin Higman

	John E. Lucken		Justin Higman, President
	Chairman of the Board of Directors		16485 Hwy. 12
	221 Reed St.		Akron, IA 51001
P.O. Box 366
Akron, IA 51001

STATE OF IOWA	)
) ss.
COUNTY OF PLYMOUTH	)
     On this 15th day of June, 2007, before me, the undersigned, a Notary Public in and for the State of Iowa, personally appeared John E. Lucken, Chairman of the Board of Directors of Northwest Iowa Renewable Energy, L.L.C., to me known to be the identical person named in and who executed the foregoing instrument, and acknowledged that he executed the same as the voluntary act and deed of Northwest Iowa Renewable Energy, L.L.C.

	[KAREN A. WARDRIP]	/s/ Karen A. Wardrip

	[Commission No. 717624]	Notary Public in and for
(SEAL)	[My Commission Expires]	Plymouth County, State of Iowa
[7/29/08]

STATE OF IOWA	)
) ss.
COUNTY OF PLYMOUTH	)
     On this 20th day of June, 2007, before me, the undersigned, a Notary Public in and for the State of Iowa, personally appeared Justin Higman, President of Higman Sand and Gravel, Inc., to me known to be the identical person named in and who executed the foregoing instrument, and acknowledged that he executed the same as his voluntary act and deed.

	[Thomas J. Schroeder]	/s/ Thomas J. Schroeder

	[Commission No. 188624]	Notary Public in and for
(SEAL)	[My Commission Expires]	Plymouth County, State of Iowa
[February 5, 2009]